UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549

                                 FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported):  July 30, 2003



Commission        Registrant; State of Incorporation;     IRS Employer
File Number       Address; and Telephone Number           Identification Number
-----------       -----------------------------------     ---------------------
1-13739           UNISOURCE ENERGY CORPORATION            86-0786732
                  (An Arizona Corporation)
                  One South Church, Suite 100
                  Tucson, AZ  85701
                  (520) 571-4000


1-5924            TUCSON ELECTRIC POWER COMPANY           86-0062700
                  (An Arizona Corporation)
                  One South Church, Suite 100
                  Tucson, AZ  85701
                  (520) 571-4000



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Item 12.  Disclosure of Results and Financial Condition
-------------------------------------------------------

     On July 30, 2003, UniSource Energy Corporation (UniSource Energy) issued a press release announcing second quarter 2003 earnings for UniSource Energy and Tucson Electric Power Company (TEP). A copy of the press release is attached as Exhibit 99.

     The earnings release includes the presentation of TEP's and Millennium Energy Holdings, Inc.'s (Millennium) net income or loss on a per UniSource Energy share basis. UniSource Energy believes that the presentation of TEP and Millennium net income or loss on a per UniSource Energy share basis, non-GAAP financial measures, provide useful information to investors by disclosing the results of operations of its business segments on a basis consistent with UniSource Energy's reported earnings.


Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibit 99   UniSource Energy Corporation Press Release, dated July 30, 2003.

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

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.


                                     UNISOURCE ENERGY CORPORATION
                                     ----------------------------
                                             (Registrant)


Date: July 30, 2003                     /s/  Kevin P. Larson
                                     ----------------------------
                                             Kevin P. Larson
                                     Vice President and Principal
                                           Financial Officer



                                     TUCSON ELECTRIC POWER COMPANY
                                     -----------------------------
                                             (Registrant)


Date: July 30, 2003                     /s/  Kevin P. Larson
                                     -----------------------------
                                             Kevin P. Larson
                                      Vice President and Principal
                                           Financial Officer

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